Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

November 17, 2017

The information in this Supplement amends certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2017.

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Effective November 27, 2017, the Fund’s name will change to Day Hagan Logix Tactical Dividend Fund.

At a shareholder meeting held on November 15, 2017, shareholders of the Fund approved a new Sub-Advisory Agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the Fund’s investment adviser), and DH Logix, LLC, also known as Day Hagan Logix (“Logix”). The new sub-advisor replaces the current sub-advisor, Gries Financial LLC, (“Gries”). All references to Gries are hereby deleted in their entirety. Robert Herman and Jeffrey Palmer will continue to serve the Fund as Portfolio Manager and Lead Portfolio Manager of the Fund, respectively.

The section of the Fund’s Prospectus entitled “Fund Summary/Day Hagan Tactical Dividend Fund - Sub-Advisor”: is hereby replaced with the following:

“DH Logix, LLC, also known as Day Hagan Logix is the Fund’s investment sub-advisor.”

The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS - Sub-Advisor – Tactical Dividend Fund”: is hereby replaced in its entirety with the following:

“DH Logix, LLC, also known as Day Hagan Logix, a Delaware limited liability corporation located at 1000 S. Tamiami Trail, Sarasota, Florida 34236, serves as Sub-Advisor to the Fund. The Sub-Advisor was founded in 2017. In addition to serving as investment sub-advisor to the Fund, provides investment advice to high net worth individuals, and institutional investors, including endowments and foundations.

Under the supervision of the Fund’s Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 100% of the net management fees that the Advisor receives from the Fund.”

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

November 17, 2017

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2017 and should be read in conjunction with such SAI.

______________________________________________________________________________

Effective November 27, 2017, the Fund’s name will change to Day Hagan Logix Tactical Dividend Fund.

At a shareholder meeting held on November 15, 2017, shareholders of the Fund approved a new Sub-Advisory Agreement between Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the Fund’s investment adviser), and DH Logix, LLC, also known as Day Hagan Logix (“Logix”). The new sub-advisor replaces the current sub-advisor, Gries Financial LLC, (“Gries”). All references to Gries are hereby revised to reflect Gries as the Fund’s former sub-advisor to the Fund.

The sixth paragraph contained under the section of the Fund’s SAI entitled “THE FUNDS”: is hereby replaced with the following:

“DH Logix, LLC, also known as Day Hagan Logix, or the (“Sub-Advisor”) serves as the investment sub-advisor to the Tactical Dividend Fund.”

The section of the Fund’s SAI entitled “ADVISOR - Sub-Investment Advisor – Tactical Dividend Fund”: is hereby replaced in its entirety with the following:

“DH Logix, LLC, also known as Day Hagan Logix, (the “Sub-Advisor”), an investment advisory firm founded in 2017 has been retained to act as the Sub-Advisor to the Tactical Dividend Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Sub-Advisor also provides investment advisory services to high net worth individuals, and institutional investors, including endowments and foundations. The Investment Adviser and the Trustees have chosen to engage

Sub-Advisor as the sub-advisor to the Fund in part because of Sub-Advisor personnel’s prior expertise and performance in advising other accounts. The Sub-Advisor is controlled by the Advisor and Gries Financial LLC”

As compensation for the sub-advisory services it provides to the Tactical Dividend Fund, the Advisor will pay the Sub-Advisor 100% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Tactical Dividend Fund is available in Fund’s Annual Report to Shareholders for the period ended June 30, 2017.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.